INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 7—INCOME TAXES

For the nine months ended September 30, 2016 and 2017, income tax expense was primarily attributable to income in foreign jurisdictions subject to income taxes. The Company’s effective tax rates on foreign earnings were 14% and 40% for the nine months ended September 30, 2017 and 2016, respectively. The reduction in the effective tax rate for the nine months ended September 30, 2017 was due to Brazilian tax reimbursement credits of $0.6 million that were reported during the nine months ended September 30, 2017. The Company did not have any material changes to its conclusions regarding valuation allowances for deferred income tax assets or uncertain tax positions for the nine months ended September 30, 2017 or 2016.

NOTE 8-INCOME TAXES

For the years ended December 31, 2014, 2015 and 2016, income (loss) before income tax expense is as follows (in thousands):

	2014	2015	2016
Domestic	$(127,909)	$(46,683)	$(14,644)
International	1,062	2,865	3,239

	$(126,847)	$(43,818)	$(11,405)

For the years ended December 31, 2014, 2015 and 2016, the reconciliation between the actual income tax expense and the income tax benefit computed by applying the statutory U.S. federal income tax rate to the pre-tax loss before income taxes is as follows (in thousands):

	2014	2015	2016
Income tax benefit at statutory U.S. federal rate	$42,940	$14,898	$3,877
Income tax benefit attributable to U.S. states, net	4,673	1,502	380
Permanent differences:
Non-deductible expenses	(161)	(225)	(301)
Stock-based compensation	(302)	(284)	(299)
Royalty from Brazil	(108)	(94)	(169)
Other	(3)	(16)	(87)
Foreign rate differential and foreign tax credits	(319)	(328)	(211)
Other	743	(1,446)	1,421
Change in valuation allowance	(48,444)	(15,458)	(6,143)

Total income tax expense	$(981)	$(1,451)	$(1,532)

For the years ended December 31, 2014, 2015 and 2016, income tax benefit (expense) consisted of the following (in thousands):

	2014	2015	2016
Current:
Federal	$-	$-	$-
State	(38)	(62)	(98)
Foreign	(925)	(1,444)	(1,954)

Total current income tax expense	(963)	(1,506)	(2,052)
Deferred:
Federal	-	-	-
State	-	-	-
Foreign	(18)	55	520

Total deferred income tax benefit (expense)	(18)	55	520

Total income tax expense	$(981)	$(1,451)	$(1,532)

As of December 31, 2015 and 2016, the tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows (in thousands):

	2015	2016
Deferred income tax assets:
Accounts receivable, net	$43	$13
Property and equipment, net	114	18
Capitalized software and intangibles	37	16
Accounts payable and accrued expenses	7,415	6,776
Accrued litigation settlement	45,480	-
Deferred revenue	5,263	6,030
Deferred rent and other	402	620
Redeemable warrant and embedded derivative liabilities	-	4,796
Foreign deferreds	84	1,706
Stock-based compensation	1,213	1,793
Capital loss carryforwards	2,029	2,051
Tax credit carryforwards	296	418
Net operating loss carryforwards	22,466	73,027

Gross deferred income tax assets	84,842	97,264
Valuation allowance for deferred income tax assets	(84,758)	(90,902)

Net deferred income tax assets	84	6,362
Deferred income tax liabilities:
Debt financing interest and fees	-	(5,759)
Deferred income tax liability - foreign	(9)	(8)

Net deferred tax assets	$75	$595

Net deferred tax assets are included in long-term assets in the accompanying consolidated balance sheets. For the years ended December 31, 2015 and 2016 the net change in the valuation allowance was $15.5 million and $6.1 million, respectively. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Because of the Company’s lack of domestic earnings history, the domestic net deferred tax assets have been fully offset by a valuation allowance. The foreign deferred tax assets are expected to be realized in the future.

At December 31, 2016, the Company has federal net operating tax loss carryforwards of approximately $193.4 million that begin to expire in 2026. At December 31, 2016, the Company has federal foreign tax credits carryforwards of $0.4 million expiring beginning in 2021. Additionally, the Company has varying amounts of net operating loss carryforwards in the U.S. states in which it does business.

Federal and state laws impose substantial restrictions on the utilization of net operating loss and tax credit carryforwards in the event of an ownership change for tax purposes, as defined in Section 382 of the Internal Revenue Code. Depending on the significance of past and future ownership changes, the Company’s ability to realize the potential future benefit of tax losses and tax credits that existed at the time of the ownership change may be significantly reduced. The Company has not yet performed a Section 382 study to determine the amount of reduction, if any.

The Company has made no provision for U.S. income taxes on undistributed earnings of its foreign subsidiaries because it is the Company’s intention to permanently reinvest these earnings outside the U.S. If such earnings were distributed, the Company may be subject to additional U.S. tax expense. As of December 31, 2016, the cumulative amount of earnings upon which U.S. income taxes had not been provided was approximately $7.0 million. The unrecognized deferred tax liability for these earnings was approximately $0.5 million.

The Company files income tax returns in the U.S. federal jurisdictions, State of California and various other state and foreign jurisdictions. The Company’s federal and state tax years for 2006 and forward are subject to examination by taxing authorities, due to unutilized net operating losses. All foreign jurisdictions tax years are also subject to examination. The Company does not have any unrecognized tax benefits to date.